The Park Avenue Portfolio

                        Supplement dated October 8, 1997
                        to Prospectus dated May 1, 1997

      This Supplement should be retained with the Prospectus for future reference.

      The following is added to the section entitled "How to Purchase Shares" on page 33 of the Prospectus:

      Purchases by Telephone

            Purchases may be made by telephone by calling 1-(800)-343-0817 between 9:00 a.m. and 3:00 p.m., Eastern time, on any Business Day. The telephone purchase order may be made by the investor or the investor's registered representative, provided that the investor has completed the appropriate item on the Park Avenue Portfolio application or Shareholder Privilege form, and the investor's bank is a member of the Automated Clearing House. An investor may also establish the telephone purchase privilege by sending a written request with a signature guarantee, together with a voided check for the investor's bank account. The funds for the telephone purchase will be automatically deducted from the investor's bank account designated on the application or form. The price per share for a telephone purchase order will be the public offering price next determined after the funds are received by GISC, which normally occurs within two Business Days after the telephone purchase order.